                                                                    EXHIBIT 99.3

                   AMENDED AND RESTATED SECURITY AGREEMENT

            THIS AMENDED AND RESTATED SECURITY AGREEMENT is dated as of November 20, 2002 among ATLANTIC PREMIUM BRANDS, LTD., CARLTON FOODS CORP., PREFCO CORP., RICHARDS CAJUN FOODS CORP. and POTTER'S SAUSAGE CO. (each individually, a "Debtor", collectively, the "Debtors"), and BOCP ABR MEZZ, LLC, a Delaware limited liability company formerly known as Sterling BOCP, LLC ("Secured Party").


                              W I T N E S S E T H:

      WHEREAS, Debtors and Secured Party have entered into that certain Amended and Substituted Senior Subordinated Note of even date herewith in the principal amount of $709,048.89 (as the same may be amended, restated, modified or supplemented and in effect from time to time, the "Note Agreement"), which, without constituting a novation, amends and restates that certain Senior Subordinated Note in the original principal amount of $650,000.00 made by Debtors to Secured Party due March 31, 2005 ("Original Note"), pursuant to which Secured Party has agreed to make certain loans and other financial accommodations to Debtors; and

      WHEREAS, in connection with the Original Note, Secured Party became a party to that certain Security Agreement dated as of March 20, 1998 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the "Original Security Agreement") among Debtors and the other Persons party thereto; and

      WHEREAS, one of the conditions to Secured Party's obligations under the Note Agreement is that Debtors execute and deliver this Agreement, pursuant to which the Original Security Agreement shall be amended and restated in its entirety.

      NOW, THEREFORE, in consideration of the foregoing, and in order to induce Secured Party to make the loans and other financial accommodations available to the Debtors under the Note Agreement, the Debtors hereby agree with Secured Party that the Original Security Agreement be, and hereby is, amended and restated in its entirety as follows:

SECTION 1. Definitions

            1.1 The following terms, as used herein, have the meanings set forth below:

            "Agreement" means this Amended and Restated Security Agreement, as the same may be amended, restated, modified or supplemented and in effect from time to time in accordance with the terms hereof.

            "Collateral" has the meaning assigned to that term in Section 2.

            "Copyrights" means any copyrights, copyright registrations and copyright applications, and all renewals, extensions and continuations of any of the foregoing.
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            "Federal Registration Collateral" means Collateral with respect to which Liens may be registered, recorded or filed under, or notice thereof given under, any federal statute or regulation.

            "Intellectual Property" means, collectively, all Copyrights, Patents and Trademarks.

            "Obligations" means all obligations of the Debtors under the Note Agreement.

            "Patents" means any patents, patent registrations and patent applications and all renewals, extensions and continuations of any of the foregoing.

            "Security Interests" means the security interests granted or provided for pursuant to Section 2 hereof, as well as all other security interests created, assigned or provided as additional security for the Obligations pursuant to the provisions of this Agreement.

            "Senior Loan Documents" means that certain Credit Agreement of even date herewith among the Debtors and Senior Lender and all other documents, instruments and agreements contemplated therein or thereby and executed concurrently therewith or at any time and from time to time thereafter, together with all obligations and Indebtedness of Makers to each other Person that provides a credit facility to Makers in order to refinance or replace the Senior Loan Documents (each such other person shall be deemed to be "Senior Lender" hereunder and each agreement evidencing such obligations and Indebtedness shall be deemed to be "Senior Loan Documents" hereunder), as any or all of the same may be amended, supplemented, restated or otherwise modified from time to time.

            "Subordination Agreement" means that certain Subordination Agreement of even date herewith between Senior Lender and Secured Party, together with any subordination agreement between Secured Party and any Person that provides a credit facility to Makers in order to refinance or replace the Senior Loan Documents (each such other subordination agreement shall be deemed a "Subordination Agreement" hereunder).

            "Trademarks" means any trademarks, trademark registrations, and trademark applications, all renewals, extensions and continuations of any of the foregoing and all goodwill attributable to any of the foregoing.

            "UCC' means the Uniform Commercial Code as in effect from time to time in the State of Illinois.

            1.2 Other Definition Provisions. References to "Sections" shall be to Sections of this Agreement unless otherwise specifically provided. For purposes hereof, "including" is not limiting and "or" is not exclusive. Except as provided by the immediately following sentence, capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided for in the Note Agreement. All terms defined in the UCC and not otherwise defined herein shall have the respective meanings provided for by the UCC. Any of the terms defined in Section 1.1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.


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SECTION 2. Grant of Security Interests.

            To secure the payment and performance of the Obligations, each Debtor hereby grants to Secured Party a lien on, security interest in and right of set-off against any and all right, title and interest in and to any and all property and interests in property of such Debtor, whether now owned or existing or hereafter created, acquired or arising, including all of the following properties and interests in properties, whether now owned or hereafter created, acquired or arising (all being collectively referred to herein as the "Collateral"):

            (a) Accounts;

            (b) Chattel Paper;

            (c) Commercial Tort Claims, including without limitation those Commercial Tort Claims in which such Debtor has any interest specified on
Schedule 1;

            (d) Deposit Accounts, all cash, and other property deposited therein or otherwise credited thereto from time to time and other monies and property in the possession or under the control of Secured Party or any affiliate, representative, agent or correspondent of Secured Party;

            (e) Documents;

            (f) Farm Products;

            (g) General Intangibles, including without limitation any and all Intellectual Property;

            (h) Goods, including without limitation any and all Inventory, any and all Equipment and any and all Fixtures;

            (i) Instruments;

            (j) Investment Property;

            (k) Letter-of-Credit Rights;

            (l) Supporting Obligations;

            (m) Any and all other personal property and interests in property whether or not subject to the UCC;

            (n) Any and all books and records, in whatever form or medium, that at any time evidence or contain information relating to any of the foregoing properties or interests in properties or are otherwise necessary or helpful in the collection thereof or realization thereon;

            (o) All Accessions and additions to, and substitutions and replacements of, any and all of the foregoing; and


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            (p) All Proceeds and products of the foregoing, and all insurance pertaining to the foregoing and proceeds thereof;

provided that, notwithstanding the foregoing, the "Collateral" shall not include Savings Account No. 9439225350 of Atlantic Premium Brands, Ltd. at Fleet National Bank, with a pledged balance of $550,000.

SECTION 3. Representations and Warranties.

            Each Debtor represents and warrants to Secured Party as of the Date of Note as follows:

            3.1 Binding Obligation; Perfection. This Agreement constitutes a valid and binding obligation of each Debtor enforceable against them in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, or similar laws relating to the enforcement of creditors' rights generally and by general equitable principles. Secured Party has a valid security interest in the Collateral, securing the payment of the Obligations. Secured Party has a perfected security interest in the Collateral to the extent that the filing of a financing statement can be effective to perfect a security interest in the Collateral under the uniform commercial code in effect as of the date hereof in the state of Delaware and such Security Interests are entitled to all of the rights, priorities and benefits afforded by the UCC or other applicable law as enacted in any relevant jurisdiction which relates to perfected security interests.

            3.2 Organizational Information. Schedule 1 sets forth (i) the full, correct and current name of each Debtor as its appears in such Debtor's articles of incorporation, (ii) any names of each Debtor other than such Debtor's current name, as set forth on such Debtor's articles of incorporation during the five
(5) year period preceding the Date of Note, (iii) each Debtor's type of organization, (iv) each Debtor's jurisdiction of organization and (v) each Debtor's organizational identification number (except where such Debtor's jurisdiction of organization does not assign organizational numbers).

            3.3 Collateral Locations. Schedule 1 sets forth all addresses at which any Collateral is located, indicating for each whether such location is owned or leased by the applicable Debtor, or owned or operated by a third-party such as a warehouseman, consignee or processor. Schedule 1 indicates which of the foregoing addresses serves as the applicable Debtor's chief executive office. Schedule 1 sets forth the address of all real properties maintained by each Debtor, leased or owned, on which any Fixtures are located, together with the name and address of the record owner of each such property.

            3.4 Existing Liens. Except for Liens in favor of Senior Lender and other Liens permitted under the Senior Loan Documents, each Debtor owns the Collateral, and will own all after-acquired Collateral, free and clear of any Lien. No effective financing statement or other form of lien notice covering all or any part of the Collateral is on file in any recording office, except for those (i) in favor of Secured Party, (ii) disclosed on Schedule 1 or (iii) in favor of the Senior Lender and other liens permitted hereunder and under the Senior Loan Documents.


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            3.5 Governmental Authorizations; Consents; Federal Registration
Collateral. Subject to the rights of the Senior Lender and the obligations of the Debtors under the Senior Loan Documents and the Subordination Agreement, no authorization, approval or other action by, and no notice to or filing with, any domestic or foreign governmental authority or regulatory body or consent of any other Person is required for (i) the grant by each Debtor of the applicable Security Interests granted hereby or for the execution, delivery or performance of this Agreement by such Debtor; or (ii) the exercise by Secured Party of its rights and remedies hereunder (except as may have been accomplished by or at the direction of a Debtor or Secured Party). Except for the filing of UCC financing statements with the Secretary of State of the applicable Debtor's jurisdiction of organization, no authorization, approval or other action by, and no notice to or filing with, any domestic or foreign governmental authority or regulatory body or consent of any other Person is required for the perfection of the Security Interests granted hereby in the Collateral in which the filing of a financing statement can be effective to perfect a security interest therein.

SECTION 4. Covenants and Further Assurances.

            4.1 Name or Entity Changes. Within thirty (30) days of any Debtor changing its name, type of organization or jurisdiction of organization, such Debtor shall give notice of such name change to Secured Party.

            4.2 Commercial Tort Claims. Each Debtor shall promptly advise Secured Party upon such Debtor becoming aware that it has any interest in Commercial Tort Claims. With respect to any Commercial Tort Claim in which such Debtor has any interest and subject to the rights of the Senior Lender and the obligations of such Debtor under the Senior Loan Documents and the Subordination Agreement, such Debtor shall execute and deliver such documents as Secured Party may reasonably request, to create, perfect and protect Secured Party's security interest in such Commercial Tort Claim.

            4.3 Collateral Generally.

            (a) Each Debtor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto (or similar documents required by any laws of any applicable jurisdiction), relating to all or any part of the Collateral without the signature of such Debtor (to the extent such signature is required under the laws of any applicable jurisdiction), which financing statements may describe the Collateral as "all assets" or "all personal property" or words of like import.

            (b) Each Debtor will furnish to Secured Party, as Secured Party may reasonably request from time to time, statements and schedules further identifying, updating, and describing the Collateral and such other information, reports and evidence concerning the Collateral as Secured Party may reasonably request, all in reasonable detail, provided no Debtor shall be required to furnish such statements or schedules to Secured Party more than once per calendar quarter.


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            (c) No Debtor shall use or permit any Collateral to be used unlawfully or in violation of any provision of applicable law, or any policy of insurance covering any of the Collateral.

            (d) Subject to the next sentence, each Debtor shall keep the Collateral (other than Collateral in the possession of Secured Party, cash on deposit in Deposit Accounts and investments in Securities Accounts) at the locations maintained by such Debtor and set forth on Schedule 1. Each Debtor shall give Secured Party not less than ten (10) days prior written notice of any change in such Debtor's chief executive office and principal place of business or of any new location of business or any new location for any of the Collateral. With respect to any new location, each Debtor shall execute and deliver such instruments, documents and notices and take such actions as Secured Party may reasonably request, to create, perfect and protect the Security Interests.

            (e) Each Debtor shall keep full and accurate books and records relating to the Collateral and shall stamp or otherwise mark such books and records in such manner as Secured Party may reasonably request indicating that the Collateral is subject to the Security Interests.

            (f) Except as otherwise permitted herein, by the Senior Loan Documents or by the Note Agreement, no Debtor shall (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except that each Debtor may sell Inventory to buyers in the ordinary course of business and may license General Intangibles to licensees in the ordinary course of business; or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral to secure indebtedness of the applicable Debtor or any other Person except for the Security Interests, the Liens in favor of the Senior Lender and the other Liens permitted under the Senior Loan Documents.

            (g) Beyond the safe custody thereof, each Debtor agrees that Secured Party shall have no duties concerning the custody and preservation of any Collateral in its possession (or in the possession of any agent or bailee) or with respect to any income thereon or the preservation of rights against prior parties or any other rights pertaining thereto. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property. Secured Party shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by Secured Party in good faith.

            (h) Each Debtor shall at all times maintain insurance with respect to the Collateral in compliance with the requirements of the Senior Loan Documents. Each Debtor assumes all liability and responsibility in connection with the Collateral acquired by it, and the liability of the applicable Debtor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, stolen, damaged, or for any reason whatsoever unavailable to the applicable Debtor.

            (i) Each Debtor agrees that upon payment in full of all Obligations (excluding unasserted claims concerning contingent indemnification liabilities) and the termination of the


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Note Agreement, the Security Interests shall terminate and all rights to the
Collateral shall revert to the applicable Debtor. Each Debtor further agrees that upon such termination of the Security Interests or release of any Collateral, Secured Party shall, at the expense of the applicable Debtor, execute and deliver to such Debtor such documents as the applicable Debtor shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

            4.4 Federal Compliance. No Debtor shall produce any Inventory in violation of any provision of the Fair Labor Standards Act of 1938, or in violation of any other law.

            4.5 Other Documents and Actions. Each Debtor shall, from time to time, at its expense, subject to the rights of the Senior Lender and the obligations of the Debtors under the Senior Loan Documents and the Subordination Agreement, promptly execute and deliver all further instruments, documents and notices and take all further action that Secured Party may reasonably request, in order to create, perfect and protect any Security Interests, or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

SECTION 5. Remedial Provisions.

            (a) Upon the occurrence and during the continuance of an Event of Default, subject to the rights of the Senior Lender and the obligations of the Debtors under the Senior Loan Documents and the Subordination Agreement, Secured Party or its attorneys shall have the right without notice or demand or legal process (unless the same shall be required by applicable law), personally, or by an agent, (i) to enter upon, occupy and use any premises owned or leased by any Debtor or where the Collateral is located (or is believed to be located) until the Obligations are paid in full without any obligation to pay rent to any Debtor, to render the Collateral useable or saleable and to remove the Collateral or any part thereof to the premises of Secured Party for such time as Secured Party may desire in order to effectively collect or liquidate the Collateral and use in connection with such removal any and all services, supplies and other facilities of such Debtor and (ii) to take possession of each Debtor's original books and records, to obtain access to such Debtor's data processing equipment, computer hardware and Software relating to the Collateral and to use all of the foregoing and the information contained therein in any manner Secured Party deems appropriate.

            (b) If any Event of Default shall have occurred and be continuing and subject to the rights of the Senior Lender and the obligations of the Debtors under the Senior Loan Documents and the Subordination Agreement, Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of Secured Party on default under the UCC (whether or not the UCC applies to the affected Collateral).

            (c) Each Debtor agrees that, to the extent notice of sale shall be required by law, a reasonable authenticated notification of disposition shall be a notification given at least ten (10) days prior to any such sale and such notice shall (i) describe Secured Party and such Debtor, (ii) describe the Collateral that is the subject of the intended disposition, (iii) state the method of intended disposition, (iv) state that such Debtor is entitled to an accounting of the Obligations


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and state the charge, if any, for an accounting, and (v) state the time and place of any public disposition or the time after which any private sale is to be made. At any sale of the Collateral, if permitted by law, Secured Party may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase, lease, license or other disposition of the Collateral or any portion thereof for the account of Secured Party. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may disclaim any warranties that might arise in connection with the sale, lease, license or other disposition of the Collateral and have no obligation to provide any warranties at such time. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, each Debtor hereby specifically waives all rights of redemption, stay or appraisal, which it has or may have under any law now existing or hereafter enacted.

            (d) If an Event of Default has occurred and is continuing, the proceeds of any collection, enforcement, sale or other disposition of, or other realization upon, all or any part of the Collateral and any cash held in any Deposit Account shall be applied in accordance with the applicable provisions of the Note Agreement, subject to the terms of the Subordination Agreement.

            (e) Each Debtor acknowledges and agrees that a breach of any of the covenants contained in Sections 4, 5 and 6 hereof will cause irreparable injury to Secured Party and that Secured Party has no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of Secured Party to seek and obtain specific performance of other obligations of each Debtor contained in this Agreement, that the covenants of each Debtor contained in the Sections referred to in this Section shall be specifically enforceable against such Debtor.

            (f) No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or any other right, power or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 6. Satisfaction of Delivery and Possession Requirements.

            Delivery of any items of the Collateral, including, without limitation, Instruments, Chattel Paper, negotiable Documents and certificated securities, to the extent required to be delivered to Secured Party hereunder, shall be deemed satisfied solely by delivery of all such Collateral to the Senior Lender, in accordance with the terms of the Senior Loan Documents and the Subordination Agreement, and possession of any items of Collateral required pursuant to this Agreement shall be deemed satisfied solely by possession by the Senior Lender of such items of Collateral in accordance with the terms of the Senior Loan Documents and the Subordination Agreement (and such delivery and possession shall be sufficient to avoid the occurrence of an Event of Default in respect thereof), provided that, at such time as no Senior Indebtedness remains outstanding and the Senior Lender's commitments to lend under the Senior Loan


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Documents have been terminated, Debtors shall, if requested by Secured Party, deliver all such Collateral to the Secured Party in accordance with the terms of this Agreement.

SECTION 7. Attorney-in-Fact.

            Each Debtor hereby irrevocably appoints Secured Party, its nominee, and any other Person whom Secured Party may designate, as such Debtor's attorney-in-fact, with full power during the existence of any Event of Default, subject to the rights of the Senior Lender and the obligations of the Debtors under the Senior Loan Documents and the Subordination Agreement, to do all things necessary to carry out the terms and provisions of this Agreement. Each Debtor hereby ratifies and approves all acts of any such attorney and agrees that neither Secured Party nor any such attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than, and to the extent of, such Person's gross negligence or willful misconduct. The foregoing powers of attorney, being coupled with an interest, are irrevocable until the Obligations (excluding unasserted claims concerning contingent indemnification liabilities) have been fully paid and satisfied and the Security Interests shall have terminated in accordance with the terms hereof.

SECTION 8. Expenses.

            Without limiting any Debtor's obligations under the Note Agreement, each Debtor hereby agrees to promptly pay all fees, costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with
(i) protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, (ii) creating, perfecting, maintaining and enforcing Secured Party's Liens and (iii) collecting, enforcing, retaking, holding, preparing for disposition, processing and disposing of the Collateral.

SECTION 9. Notices

            All notices, approvals, requests, demands and other communications hereunder to be delivered to any Debtor and all notices, approvals, requests, demands and other communications hereunder shall be given to Debtors in accordance with the notice provision of the Note Agreement.

SECTION 10. Successors and Assigns.

            This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns except that no Debtor may assign its rights or obligations hereunder without the written consent of Secured Party. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to Secured Party hereunder.

SECTION 11. Changes in Writing

            No amendment, modification, termination or waiver of any provision of this Agreement shall be effective unless the same shall be in writing signed by Secured Party and Debtors.


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SECTION 12. GOVERNING LAW; SUBMISSION TO JURISDICTION.

            THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. THE DEBTORS HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT, SUBJECT TO SECURED PARTY'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. THE DEBTORS EXPRESSLY SUBMIT AND CONSENT TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS. EACH DEBTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON THE DEBTOR BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH DEBTOR IN ACCORDANCE WITH THE PROVISIONS OF SECTION 9 HEREOF AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

SECTION 13. WAIVER OF JURY TRIAL.

            EACH OF THE DEBTORS AND SECURED PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

SECTION 14. Counterparts; Integration.

            This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

SECTION 15. Headings

            Headings and captions used in this Agreement are included for convenience of reference and shall not be given any substantive effect.


      [Remainder of page intentionally left blank; signature page follows]


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            Witness the due execution of this Amended and Restated Security
Agreement by the respective duly authorized officers of the undersigned as of the date first written above.


                                 ATLANTIC PREMIUM BRANDS, LTD., as Debtor

                                 By: /s/ Thomas M. Dalton
                                     -----------------------------------------
                                 Name:  Thomas M. Dalton
                                 Title: Chief Financial Officer and Chief
                                        Operating Officer


                                 CARLTON FOODS CORP., as Debtor

                                 By: /s/ Thomas M. Dalton
                                     -----------------------------------------
                                 Name:  Thomas M. Dalton
                                 Title: Chief Financial Officer


                                 POTTER SAUSAGE CO., as Debtor

                                 By: /s/ Thomas M. Dalton
                                     -----------------------------------------
                                 Name:  Thomas M. Dalton
                                 Title: Chief Financial Officer


                                 PREFCO CORP., as Debtor

                                 By:    /s/ Thomas M. Dalton
                                     -----------------------------------------
                                 Name:  Thomas M. Dalton
                                 Title: Chief Financial Officer


                                 RICHARD'S CAJUN FOODS CORP., as Debtor

                                 By:  /s/ Thomas M. Dalton
                                     -----------------------------------------
                                 Name:  Thomas M. Dalton
                                 Title: Chief Financial Officer


                                 BOCP ABR MEZZ, LLC, a Delaware limited
                                 liability company formerly known as Sterling
                                 BOCP, LLC, as Secured Party

                                 By: /s/ Merrick M. Elfman
                                     -----------------------------------------
                                 Name:  Merrick M. Elfman
                                 Title: Manager